Exhibit 99.1

Annual Shareholders’ Meeting June 10, 2008

Welcome Harlan Seymour, Chairman

3 • Introduction • Call to Order • Declaration of Quorum • Introduction of Proposals • Voting on Proposals • Remarks by Phil Heasley, President and CEO • Results of Balloting • Adjournment • General Discussion Agenda

4 Phil Heasley, President and CEO 2007 Calendar Year Review

5 2007 Calendar Year Recap • Generated strongest sales year in history of ACI; booked ~$430 million of sales – 70% of the sales were new customers/new applications • 42% Add-on business • 28% New customer/new application • OFCF of $52.8 million for the 2007 year versus $39.3 million in calendar 2006, growth of 35% • Includes net $9.3 million from IBM for 2007 . Deferred revenue rose $41.9 million over prior year-end compared to 2006 deferred revenue increase of $0.7 million . Deferred expense rose $5.5 million in the 2007 calendar year versus a rise of $0.7 million in the 2006 calendar year . Backlog ended the year at $1.380 billion, growth of $138 million compared to backlog of $1.242 billion at December 31, 2006

6 2007 Business Acquisitions • Purchased Visual Web Solutions in calendar Q1 2007 – Trade Finance expertise – ~100 engineers in Bangalore, India • Purchased Stratasoft Bhd in calendar Q2 2007 – Affirmation of go-direct strategy in Asia – Expanded our engineering team based in Malaysia

7 2007 Corporate Matters • Completed historic stock options review – ACI spent $8.4 million (net of tax) throughout 2007 on purchasing expiring options and related professional fees • KPMG reduced number of material weaknesses from four to two outstanding items • Moved to a calendar fiscal year

8 ACI Customers by Region, Industry and Solution Set – December 31, 2007 • ACI customers use an average of 2.7 products. • 17 new customers added in quarter ended December 31, 2007 • 49 new customers added in year ended December 31, 2007 • Total of 821 ACI customers • Total of ~2,200 products contracted – ~300 of these products are still in the implementation phase • New Applications – 147 new applications in 2006 – 212 new applications in 2007 • Customers in 86 countries at year end

9 2007 Channel Update • Americas – Progress with AOD in the US – Gaining traction in Latin America – A number of sizable renewals occurred despite overall banking sector market turbulence • EMEA – Another year of strong growth – Significant sales wins in the Middle East – Renewed momentum in France, Spain and Italy – Wholesale success • Asia – Moving to a direct model in the region – Winning new customers

10 Commentary on 2007 Operations • Areas of Progress – BASE24-eps deployments – AOD operation improvements – Global resource management (e.g. Romania, India, Malaysia) • Areas with Challenges – Solution deployments vs. product deployments – Implementation margins – Product Life Cycle management

11 Key Subsequent Events • Signing of the IBM Master Alliance Agreement December 2007 • Sunset of Base24 Classic announced March 2008 • Sales contract completed with first IBM/ACI alliance customer, Sermepa, in Spain • Repurchased $30 million of ACIW common shares in the first quarter of 2008

12 Five Quarter Lookback- Financial Metrics Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Sales 125,480 85,220 91,052 131,539 63,813 Revenue 89,948 98,109 84,872 101,282 92,591 60 Mo. Backlog 1,276,677 1,303,970 1,341,392 1,380,102 1,397,187 Rev-Log 34,447 40,637 34,064 46,702 19,729 OFCF 18,283 11,790 1,610 21,117 45,303 Revenue by Channel: Americas 52,638 52,253 43,753 49,618 44,014 EMEA 28,743 36,548 30,927 43,094 37,308 Asia Pacific 8,568 9,308 10,192 8,571 11,269 Total Revenue 89,948 98,109 84,872 101,282 92,591

13 Deferred Revenue Moving into the Near Term In $ Thousands 15,000 30,000 45,000 60,000 75,000 90,000 105,000 120,000 135,000 Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Revenue Total Deferred Revenue (ST) Total Deferred Revenue (LT) Q1 CY07 Q2 CY07 Q3 CY07 Q4 CY07 Q1 CY08 Revenue 89,948 98,109 84,872 101,282 92,591 Total Deferred Revenue (ST) 96,402 97,105 97,042 115,519 135,398 Total Deferred Revenue (LT) 25,343 25,742 30,280 27,253 20,258 Accounts Recievable 75,068 73,226 70,384 87,932 88,203

14 Sales Outlook for 2008 • IBM sales – Huge potential, particularly replacing in house systems • well in excess of 100 major banks – ACI Base 24-eps in 23 IBM customers today – Geographic expansion • China, Japan, France, Spain, Germany – Joint planning, customer campaigns, etc – Increased bandwidth Business as usual sales • Key markets • Spain, France, China, India, Brazil. – Continued focus on new accounts – Wholesale expansion

15 2008 Outlook • IBM Impact to Operations – Product directions – Migration processes and services – Enablement • Implementation and Services Margin Improvement • Investment in technical personnel • Aggression in Product Life Cycle Management • Wholesale Payment Hub Opportunity • Solutions and Integration Focus • Maturing of Backlog

Results of Balloting Dennis Byrnes, General Counsel & Corporate Secretary

General Discussion

18 Non-GAAP Financial Measures • This presentation includes operating free cash flow and backlog estimates. ACI is presenting these non-GAAP guidance measures to provide more transparency to its earnings, focusing on operations before selected non-cash items, operating free cash flow and backlog. • ACI is presenting operating free cash flow, which is defined by our net cash provided by operating activities, adjusted for one-time items, minus capital expenditures. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. • Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. • Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, loss from operations and net loss per share calculated in accordance with GAAP. • We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management. We also believe that this measure can assist investors in comparing our performance to that of other companies on a consistent basis without regard to certain items, which do not directly affect our ongoing cash flow.

19 Non-GAAP Financial Measures • ACI also includes backlog estimates which are all software license fees, maintenance fees and services specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. • Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: • Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. • License and facilities management arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. • Non-recurring license arrangements are assumed to renew as recurring revenue streams. • Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. • Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. • Estimates of future financial results are inherently unreliable. Our backlog estimates require substantial judgment and are based on a number of assumptions as described above. These assumptions may turn out to be inaccurate or wrong, including for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition, or general changes in economic conditions in the customer’s industry or geographic location, or we may experience delays in the development or delivery of products or services specified in customer contracts which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue actually recognized in future periods. Accordingly, there can be no assurance that contracts included in backlog estimates will actually generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. • Backlog should be considered in addition to, rather than as a substitute for, reported revenue and deferred revenue. • The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

20 Forward Looking Statements This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “ will,” “expects,” “anticipates”, “looks forward to,” and w ords and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding: • Our ability to retain existing customers and successfully implement products licensed; • Expected impacts and benefits of the IBM Alliance, including the following: – Expansion of our sales market particularly in replacing in-house developed systems in over 100 major banks, – Geographical expansion in China, Japan, France, Spain and German, – Increased resource bandwidth, – Formulation of a migration strategy to streamline delivery and mitigate project risk and our ability to market our migration strategy to customers, – Our ability to achieve success related to joint planning efforts, customer campaigns and other joint marketing efforts, – Our ability to successfully enable our wholesale and retail payment solutions to take full advantage of IBM hardware, software and services, – Achievement of a mutually acceptable strategy related to product directions, – Expectations relating to the IBM outsourcing relationship, including the ability to achieve the expected operating cost savings and capital expenditure reductions and our ability to leverage IBM data centers for our on demand products;, and – Expectations relating to the impact, if any, of the maturity announcement for our legacy retail payment products. • Expectations related to project growth and market opportunities in various geographies, including our ability to penetrate key markets in Spain, France, China, India and Brazil and other emerging and underdeveloped market segments in EMEA, Latin America and Asia Pacific; and • Our ability to effectively develop key product strategies including, our strategy related to an Enterprise Payments Solution and our ability to capitalization on country or regional specific opportunities/market drivers, including SEPA; • Expectations related to key strategic initiatives including, without limitation, initiatives related to improvement in our implementation and services margin, aggressive product life cycle management, increased maturity of backlog, company focus on product solutions and integration, investment in additional technical personnel and wholesale payment hub opportunities. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by the judgments and estimates underlying such assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining our actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements after the date of this presentation. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. For a detailed discussion of these risk factors, parties that are relying on the forwardlooking statements should review our filings with the Securities and Exchange Commission, including our Form 10-K filed on January 30, 2008, our Form 10-Q filed on February 19, 2008, both as amended by our Form 10-K/A and Form 10-Q/A, respectively, filed on March 4, 2008, and our Form 10-Q filed on May 9, 2008, and specifically the sections entitled “Factors That May Affect Our Future Results or the Market Price of Our Common Stock.”

21 Forward Looking Statements The risks identified in our filings with the Securities and Exchange Commission include: • Risks associated with the restatement of our financial statements; • Risks associated with our performance which could be materially adversely affected by a general economic downturn or lessening demand in the software sector; • Risks associated with our ability to successfully and effectively compete in a highly competitive and rapidly changing industry; • Risks inherent in making an estimate of our backlogs which may not be accurate and may not generate the predicted revenue; • Risks associated with tax positions taken by us which require substantial judgment and with which taxing authorities may not agree; • Risks associated with consolidation in the financial services industry which may adversely impact the number of customers and our revenues in the future; • Risks associated with our stock price which may be volatile; • Risks associated with conducting international operations; • Risks regarding one of our most strategic products, BASE24-eps, which may prove to be unsuccessful in the marketplace; • Risks associated with our future profitability which depends on demand for our products; lower demand in the future could adversely affect our business; • Risks associated with the complexity of our software products and the risk that our software products may contain undetected errors or other defects which could damage our reputation with customers, decrease profitability, and expose us to liability; • Risks associated with the IBM alliance, including our and/or IBM’s ability to perform under the terms of that alliance and customer receptiveness to the alliance • Risks associated with future acquisitions and investments which could materially adversely affect us; • Risks associated with our ability to protect our intellectual property and technology and that we may be subject to increasing litigation over our intellectual property rights; • Risks associated with litigation that could materially adversely affect our business financial condition and/or results of operations; • Risks associated with our offshore software development activities which may be unsuccessful and may put our intellectual property at risk; • Risks associated with security breaches or computer viruses which could disrupt delivery of services and damage our reputation; • Risks associated with our ability to comply with governmental regulations and industry standards to which are customers are subject which may result in a loss of customers or decreased revenue; • Risks associated with our ability to comply with privacy regulations imposed on providers of services to financial institutions; • Risks associated with system failures which could delay the provision of products and services and damage our reputation with our customers; • Risks associated with our restructuring plan which may not achieve expected efficiencies; • Risks associated with material weaknesses in our internal control over financial reporting; • Risks associated with the impact of economic changes on our customers in the banking and financial services industries including the current mortgage crisis which could reduce the demand for our products and services; • Risks associated with the our recent outsourcing agreement with IBM which may not achieve the level of savings that we anticipate and involves many changes in systems and personnel which increases operational and control risk during transition, including, without limitation, the risks described in our Current report on Form 8-K filed March 19, 2008; and • Risks associated with our announcement of the maturity of certain legacy retail payment products which may result in decreased customer investment in our products and our strategy to migrate customers to our next generation products may be unsuccessful which may adverse impact our business and financial condition